SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 1, 1997
                Franklin California Tax-Free Trust
             Franklin California Insured Tax-Free Income Fund
                 Franklin California Tax-Exempt Money Fund
                         Dated November 1, 1996

I. The discussion under "How Do I Buy Shares? - Insured Fund - Cumulative Quantity Discounts - Class I Only" is amended by replacing it with the following text:

 To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

II. As of January 1, 1997, certain Franklin Templeton Funds began offering a new class of shares, designated "Advisor Class." Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Money Fund. Beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc. may also be exchanged for shares of the Money Fund.

 The discussion under "How Do I Buy Shares? - Insured Fund - Sales Charge Waivers" is amended by adding the following new item as the last item in the list of waiver categories: 14. Investors exchanging Advisor Class shares from any of the Franklin Templeton Funds, or, beginning on or about May 1, 1997, Class Z shares of Mutual Series

III. The discussion under "May I Exchange Shares for Shares of Another Fund? Exchange Restrictions" is amended by replacing the first restriction with the following text:

 You may only exchange shares within the same class.*

 *Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for Class I shares of the Fund at Net Asset Value. Beginning on or about May 1, 1997, Class Z shares of Mutual Series may also be exchanged into shares of the Fund.

January 1, 1997